DEBT	6 Months Ended
Jun. 30, 2017
Debt Disclosure [Abstract]
DEBT
DEBT

As of June 30, 2017 and December 31, 2016, we had total long-term debt outstanding of $1,454.9 million and $1,374.7 million, respectively, net of deferred debt financing costs of $19.3 million and $17.1 million, respectively.

On February 15, 2017, we completed the issuance and sale of $250.0 million aggregate principal amount of our senior unsecured non-amortizing bonds in the Nordic bond market (the “2017 Norwegian Bonds”). The 2017 Norwegian Bonds mature in May 2021 and bear interest at a rate of 3-month LIBOR plus 6.25%. In connection with the issuance of the 2017 Norwegian Bonds, we entered into economic hedge interest rate swaps to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2017 Norwegian Bonds to an all-in interest rate of 8.194%. The 2017 Norwegian Bonds were listed on the Oslo Bors on July 17, 2017. The net proceeds from our sale of the 2017 Norwegian Bonds have been used to repay a portion of our outstanding 2012 High Yield Bonds and for general partnership purposes. As of June 30, 2017, a total amount of NOK 996 million or $118.2 million of the 2012 High-Yield Bonds had been repurchased ahead of their October 2017 maturity, and the corresponding share of the associated cross currency interest rate swap had been terminated.

As of June 30, 2017, we had drawn down $125.0 million of the $150.0 million revolving credit facility under the $800 million credit facility.